                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          January 22, 2001
                                                             ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



 Laws of the United States                 33-99362                       51-0269396
 -------------------------                 --------                       ----------
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
 of incorporation or                                                         Number)
 organization)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Items 1-4.  Not Applicable


Item 5.     Other Events


            On January 22, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $750,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-1 and $58,036,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-1, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.     Not Applicable.

Item 7.     Financial Statements and Exhibits

            The following exhibit is filed as part of this report:

            Exhibit 99.01 Series Term Sheet dated January 22, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 2001-1.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By:  /s/ Tracie H. Klein
                             -----------------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  January 23, 2001
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                                 EXHIBIT INDEX

Exhibit No.                         Description                        Page No.
-----------                         -----------                        ---------

   99.01       Series 2001-1 Term Sheet Dated January 22, 2001            5